                                                                      EXHIBIT 24



                               POWERS OF ATTORNEY

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                /s/ Jean-Jacques Bertrand
                                          _____________________________________
                                                  Jean-Jacques Bertrand

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                   /s/ Jean-Marc Bruel
                                          _____________________________________
                                                     Jean-Marc Bruel

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                   /s/ Michel de Rosen
                                          _____________________________________
                                                     Michel de Rosen

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                /s/ Charles-Henri Filippi
                                          _____________________________________
                                                  Charles-Henri Filippi

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                    /s/ Claude Helene
                                          _____________________________________
                                                      Claude Helene

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                  /s/ Michael H. Jordan
                                          _____________________________________
                                                    Michael H. Jordan

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                               /s/ Manfred E. Karobath, MD
                                          _____________________________________
                                                 Manfred E. Karobath, MD

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                     /s/ Igor Landau
                                          _____________________________________
                                                       Igor Landau

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                    /s/ Peter J. Neff
                                          _____________________________________
                                                      Peter J. Neff

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                                   /s/ James S. Riepe
                                          _____________________________________
                                                     James S. Riepe

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

                                               /s/ Edward J. Stemmler, MD
                                          _____________________________________
                                                 Edward J. Stemmler, MD

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints John B. Bartlett, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1993 under the Securities Exchange Act of 1934, as amended (the " '34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith .

                                                /s/ Jean-Pierre Tirouflet
                                          _____________________________________
                                                  Jean-Pierre Tirouflet

Dated: March 8, 1994

         /s/ Richard B. Young
WITNESS: ____________________________